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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  MAY 5, 2003

                           VERMONT PURE HOLDINGS, LTD.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    000-31797               03-0366218
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)       Identification Number)
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    P.O. BOX C, ROUTE 66, CATAMOUNT INDUSTRIAL PARK, RANDOLPH, VERMONT 05060
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (802) 728-3600

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective May 5, 2003, Vermont Pure Holdings, Ltd. a Delaware corporation, dismissed Grassi & Co. Certified Public Accountants, P.C.
("Grassi") as the Registrant's independent accountants. The action was approved by the Audit Committee of the Registrant's Board of Directors on May
5, 2003.

      Feldman Sherb & Co., P.C. a professional corporation of certified public accountants ("Feldman") was the independent accounting firm for the Registrant for the year ended October 31, 2001 and provided audit and tax services from the Registrant's inception through April 17, 2002. Feldman was merged into Grassi on April 17, 2002 with Grassi as the successor firm. Grassi was the Registrant's independent accounting firm for the year ended October 31, 2002 and until May 5, 2003.

      During the Registrant's fiscal years ended October 31, 2001 and October
31, 2002, and the subsequent interim period prior to May 5, 2003, neither
Feldman nor Grassi had any disagreement with the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Feldman or Grassi, as the case was, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

      The independent accountant's report for each of the past two years by Feldman and Grassi, respectively, did not contain an adverse opinion or disclaimer of opinion nor was the opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the period from November 1, 2000 through May 5, 2003, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

      On May 5, 2003, Marcum & Kliegman LLP ("Marcum") was engaged as the
Registrant's new independent accountants. During the two most recent years and the interim period preceding the engagement of Marcum, the Registrant has not consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on the Registrant's financial statements, and either a written report or oral advice was provided to the Registrant by Marcum that Marcum concluded was an important factor considered by the Registrant in reaching a decision as to the auditing, accounting, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of the Securities Act of 1933, as amended) with its previous accountants or constituted a reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

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
     Number                             Title
     ------                             -----
      16.1       Letter from Grassi & Co.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VERMONT PURE HOLDINGS, LTD.

                                          By:  /s/ Bruce S. MacDonald
                                               -------------------------------
                                               Bruce S. MacDonald
                                               Chief Financial Officer

Date: May 12, 2003
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                                  EXHIBIT INDEX

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
Number                              Title
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
16.1             Letter from Grassi and Co.
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